SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K/A
                                Amendment No. 1
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1936


       Date of Report (date of earliest event reported):  October 7, 1996

                      Northwestern Public Service Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                          0-692               46-1072280
--------------------------------------------------------------------------------
(State of other jurisdiction          (Commission           (IRS Employer
     of incorporation)                 File Number)       Identification No.)


                              33 Third Street S.E.
                                 P.P. Box 1318
                               Huron, South Dakota                  57350-1318
--------------------------------------------------------------------------------
                    (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  605-352-8411

The Current Report on Form 8-K filed by the Registrant on October 21, 1996 is hereby amended as follows:

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

The text of Item 7(b) as previously filed is hereby amended in its entirety to read as follows:

(b) Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements of Northwestern Public Service Company (the "Company")

     Set forth below are summary financial data extracted from the audited consolidated statement of operations of the Northwestern Public Service
Company (the "Company") for the year ended December 31, 1995, the unaudited consolidated financial statements of the Company as of June 30, 1996, and for the six months then ended; the summary financial data extracted from the unaudited statement of operations of Empire Energy Corporation ("Empire Energy") for the 12 months ended December 31, 1995 and for the six months ended June 30, 1996, and from the audited balance sheet of Empire Energy as of June 30, 1996; and the unaudited pro forma financial information for the Company ("the Pro Forma Financial Information") for the year ended December 31, 1995, for the six months ended June 30, 1996, and as of June 30, 1996, based on such historical financial statements, to illustrate the effects of the acquisition of Empire Energy (the "Acquisition").

   The Acquisition will be accounted for using the purchase method of accounting. The total purchase price of the Acquisition will be allocated to Empire Energy's tangible and intangible assets and liabilities based upon their respective fair values. The allocation of the aggregate purchase price included in the Pro Forma Financial Information is preliminary, but the final allocation of the purchase price is not expected to differ materially from the preliminary allocation. The financing plan to be executed for the funding of the Acquisition is expected to be as presented in the Pro Forma Financial Information.

     The pro forma statements of operations for the year ended December 31, 1995 and for the six months ended June 30, 1996, give effect to the Acquisition, and the related transactions as if they had occurred on the first day of the respective periods. The pro forma statement of operation for the year ended December 31, 1995 has also been adjusted to give effect to the acquisition of Synergy Group Incorporated ("Synergy") and related transactions completed in August 1995 as if they had occurred on January 1, 1995. The pro forma balance sheet as of June 30, 1996 has been prepared as if the Acquisition had occurred on that date. The pro forma financial information does not purport to present the financial position or results of operations of the Company had the Acquisition actually been completed as of the dates indicated. In addition, the pro forma financial information is not necessarily indicative of future results of operations.


NORTHWESTERN PUBLIC SERVICE COMPANY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(In Thousands, Except Per Share Amounts)

                                                              Historical Amounts
                                                              --------------------------------
                                                                                      Synergy
                                                                           Empire     Jan 1 -    Pro Forma
                                                               Company     Energy     Aug 14    Adjustments      Pro Forma
                                                              ----------  ---------  ---------  -----------      ----------

REVENUE                                                        $204,970    $72,716    $73,352            0        $351,038
COST OF SALES                                                    96,425     34,840     35,557            0         166,822
                                                              ----------  ---------  ---------  -----------      ----------
GROSS MARGIN                                                    108,545     37,876     37,795            0         184,216
                                                              ----------  ---------  ---------  -----------      ----------
EXPENSES
     Operating, selling, general and administrative              49,209     26,746     31,883       (7,634) (A)    100,204
     Property and other taxes                                     6,606                                              6,606
     Depreciation and amortization                               14,633      4,555      3,321          382  (B)     22,891
                                                              ----------  ---------  ---------  -----------      ----------
                                                                 70,448     31,301     35,204       (7,252)        129,701
                                                              ----------  ---------  ---------  -----------      ----------
OPERATING INCOME                                                 38,097      6,575      2,591        7,252          54,515

OTHER EXPENSE (INCOME)
     Investment income and other                                 (3,029)      (164)     1,091       (1,262) (C)     (3,364)
     Interest expense                                            11,694      1,264      5,614        5,655  (D)     24,227
                                                              ----------  ---------  ---------  -----------      ----------
                                                                  8,665      1,100      6,705        4,393          20,863
                                                              ----------  ---------  ---------  -----------      ----------
INCOME BEFORE INCOME TAXES                                       29,432      5,475     (4,114)       2,859          33,652

INCOME TAX PROVISION (BENEFIT)                                   10,127      2,280       (193)       1,086  (E)     13,300
                                                              ----------  ---------  ---------  -----------      ----------
NET INCOME                                                       19,305      3,195     (3,921)       1,773          20,352

Minority Interest on Preferred Securities of Subsidiary Trust     1,056          0          0        1,585  (F)      2,641
Dividends on Cumulative Preferred Stock                             259          0          0            0             259
                                                              ----------  ---------  ---------  -----------      ----------
                                                                $17,990     $3,195    ($3,921)        $188         $17,452
                                                              ==========  =========  =========  ===========      ==========

Net Income Per Share                                              $2.21                                              $1.96
                                                              ==========                                         ==========

Weighted Average Shares Outstanding                               8,131                                              8,920
                                                              ==========                                         ==========

The accompanying notes are an integral part of these pro forma consolidated financial statements.



NORTHWESTERN PUBLIC SERVICE COMPANY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1996
(In Thousands, Except Per Share Amounts)

                                                                Historical Amounts
                                                               --------------------

                                                                           Empire     Pro Forma
                                                                Company    Energy    Adjustments       Pro Forma
                                                               ---------  ---------  -----------       ---------

REVENUE                                                        $153,900    $54,617            0        $208,517
COST OF SALES                                                    72,950     28,873            0         101,823
                                                               ---------  ---------  -----------       ---------
GROSS MARGIN                                                     80,950     25,744            0         106,694
                                                               ---------  ---------  -----------       ---------
EXPENSES
     Operating, selling, general and administrative              38,287     18,476       (4,434) (H)     52,329
     Property and other taxes                                     3,224                                   3,224
     Depreciation and amortization                                9,189      3,599         (589) (I)     12,199
                                                               ---------  ---------  -----------       ---------
                                                                 50,700     22,075       (5,023)         67,752
                                                               ---------  ---------  -----------       ---------
OPERATING INCOME                                                 30,250      3,669        5,023          38,942

OTHER EXPENSE (INCOME)
     Investment income and other                                 (2,657)         0            0          (2,657)
     Interest expense                                             7,809      1,317        3,666  (J)     12,792
                                                               ---------  ---------  -----------       ---------
                                                                  5,152      1,317        3,666          10,135
                                                               ---------  ---------  -----------       ---------
INCOME BEFORE INCOME TAXES                                       25,098      2,352        1,357          28,807

INCOME TAX PROVISION (BENEFIT)                                    8,436      1,650         (184) (K)      9,902
                                                               ---------  ---------  -----------       ---------
NET INCOME                                                       16,662        702        1,541          18,905

Minority Interest on Preferred Securities of Subsidiary Trust     1,320          0            0           1,320
Dividends on Cumulative Preferred Stock                             282          0            0             282
                                                               ---------  ---------  -----------       ---------
                                                                $15,060       $702       $1,541         $17,303
                                                               =========  =========  ===========       =========

Net Income Per Share                                              $1.69                                   $1.94
                                                               =========                               =========

Weighted Average Shares Outstanding                               8,920                                   8,920
                                                               =========                               =========

The accompanying notes are an integral part of these pro forma consolidated financial statements.




NORTHWESTERN PUBLIC SERVICE COMPANY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 1996
(In Thousands)

                                                Historical Amounts
                                               --------------------

                                                           Empire     Pro Forma
                                                Company    Energy    Adjustments      Pro Forma
                                               ---------  ---------  -----------      ---------

ASSETS

CURRENT ASSETS
     Cash and cash equivalents                   $3,397     $2,064         $800  (L)    $6,261
     Trade receivables                           23,721      5,724                      29,445
     Receivables related to acquisition          41,742      7,978       (7,978) (M)    41,742
     Inventories                                 18,615      6,702                      25,317
     Current deferred income tax assets               0        996                         996
     Other                                        6,242        560                       6,802
                                               ---------  ---------  -----------      ---------
                                                 93,717     24,024       (7,178)       110,563
                                               ---------  ---------  -----------      ---------
PROPERTY, PLANT, AND EQUIPMENT, NET             343,551     79,534       29,580        452,665
                                               ---------  ---------  -----------      ---------
OTHER ASSETS
     Investments                                 54,119          0                      54,119
     Goodwill and other intangibles, net         50,979      3,033       27,334  (L)    81,346
     Deferred charges and other                  29,909          0                      29,909
     Debt acquisition costs                           0          0        4,300  (L)     4,300
     Other, net                                       0        511         (282) (L)       229
                                               ---------  ---------  -----------      ---------
                                                135,007      3,544       31,352        169,903
                                               ---------  ---------  -----------      ---------
                                               $572,275   $107,102      $53,754       $733,131
                                               =========  =========  ===========      =========

The accompanying notes are an integral part of these pro forma consolidated financial statements.


NORTHWESTERN PUBLIC SERVICE COMPANY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 1996
(In Thousands)

                                                Historical Amounts
                                               --------------------

                                                           Empire     Pro Forma
                                                Company    Energy    Adjustments      Pro Forma
                                               ---------  ---------  -----------      ---------

CAPITALIZATION AND LIABILITIES

CURRENT LIABILITIES
     Short term borrowings                       $3,000          0                      $3,000
     Current portion of long-term debt              570      6,019       (2,440) (L)     4,149
     Trade accounts payable                       9,314      3,368                      12,682
     Accrued liabilities                         15,093      2,739                      17,832
     Acquisition liabilities                     28,104          0       (7,978) (M)    20,126
     Other                                       13,210          0                      13,210
                                               ---------  ---------  -----------      ---------
                                                 69,291     12,126      (10,418)        70,999
                                               ---------  ---------  -----------      ---------
OTHER LIABILITIES
     Deferred income taxes                       41,278     16,877       11,080  (L)    69,235
     Unamortized investment tax credits           9,740          0                       9,740
     Other                                       39,705      2,424       10,000  (L)    52,129
                                               ---------  ---------  -----------      ---------
                                                 90,723     19,301       21,080        131,104
                                               ---------  ---------  -----------      ---------
LONG-TERM DEBT                                  183,850          0       23,000  (L)   206,850
NON RECOURSE DEBT OF SUBSIDIARIES                28,610     25,442       70,325  (L)   124,377
                                               ---------  ---------  -----------      ---------
STOCKHOLDERS EQUITY
     Nonredeemable cumulative preferred stock     2,600          0                       2,600
     Redeemable cumulative preferred stock        3,650          0                       3,650
     Company obligated mandatorily redeemable
       securities of trust holding solely
       parent debentures                         32,500          0                      32,500
     Common stock equity                        161,051     50,233      (50,233) (L)   161,051
                                               ---------  ---------  -----------      ---------
                                                199,801     50,233      (50,233)       199,801
                                               ---------  ---------  -----------      ---------
                                               $572,275   $107,102      $53,754       $733,131
                                               =========  =========  ===========      =========

The accompanying notes are an integral part of these pro forma consolidated financial statements.

NOTES TO PRO FORMA FINANCIAL INFORMATION

(A) Reflects the full year effect of operating expense savings resulting from the consolidation of certain operations that occurred subsequent to
    January 1, 1995, as well as the elimination of certain specifically identified operating, general and administrative expenses as follows (in thousands):
                                                                        Year
                                                                       Ended
                                                                    Dec 31, 1995
                                                                    ------------
    Retail overlap consolidations                                          $700
    Nonrecurring expenses of former Empire Energy shareholder             2,303
    Reduction in Synergy insurance expense                                3,062
    Addition of reversal of Synergy shareholder salaries which
       were not paid                                                     (4,167)
    Addition of reversal of Synergy vehicle lease expense which
       was not paid                                                        (709)
    Elimination of Synergy home office and employee related expenses      6,776
    Addition of Empire Gas general and administrative charge             (2,031)
    Addition of Empire Gas management fee                                  (313)
    Corporate overhead consolidation                                      2,013
                                                                    ------------
                                                                         $7,634
                                                                    ============

    All general and administrative functions previously performed at Synergy headquarters would have been undertaken by Empire Gas Corporation under a management agreement governing the operation of the Synergy properties. Under the terms of the management agreement, Empire Gas would have been compensated through a general and administrative charge and management fee arrangement. The Synergy adjustments above relate to the period prior the to acquisition (January 1, 1995 to August 14, 1995).

(B) Reflects the additional depreciation and amortization expense due to the increase in property and intangibles that result from applying the purchase method of accounting to the Acquisition, offset by the decrease in depreciation and amortization expense primarily due to depreciating tanks over a 40 year useful life customary with industry practice.

(C) Reflects the elimination of non-recurring debt restructuring costs ($350 thousand), and excise tax liability ($912 thousand).

(D) Reflects the following adjustment to interest expense from the Acquisition (in thousands):
                                                                        Year
                                                                       Ended
                                                                    Dec 31, 1995
                                                                    ------------
    Historical interest expense:
       Company Consolidated                                             $11,694
       Empire Energy                                                      1,264
       Synergy (January 1, 1995 - August 14, 1995)                        5,614
                                                                    ------------
                                                                        $18,572
                                                                    ============

    Pro forma interest expense:
    Acquisition financing:
       Interest on assumption of $94,346 existing Empire Energy
         debt, at an average rate of 8.4%                                $7,925
       Interest expense attributable to $23,000 borrowed to
         finance the Acquisition at an average rate 7.0%                  1,610
       Debt expense amortization based on $4,300 debt
         issuance costs amortized over 10 years                             430
    Other:
       Historical interest expense - Company Consolidated                11,694
       Full year interet expense on debt issued for the Synergy
         transaction (($60,000)(7.1%))-($1,692 historical actual)         2,568
                                                                    ------------
                                                                        $24,227
                                                                    ============
    Pro forma interest expense adjustment                                $5,655
                                                                    ============

(E) Reflects the provision for income taxes for all pro forma adjustments at federal and state statutory rates.

(F) Reflects full year minority interest on preferred securities of subsidiary trust issued in connection with the Synergy acquisition.

(G) Reflects the increase in average shares outstanding to give effect to the
    1.2 million common shares issued in connection with the Synergy transaction in August 1995 being outstanding for the entire period.

(H) Reflects the six months effect of operating expense savings resulting from the consolidation of certain operations that occurred subsequent to January 1, 1996, as well as the elimination of certain specifically identified operating, general and administrative expenses as follows (in thousands):

                                                                       Period
                                                                       Ended
                                                                    June 30,1996
                                                                    ------------
    Retail overlap consolidations                                          $350
    Nonrecurring expenses of former Empire Energy shareholder             1,151
    Nonrecurring restructuring charges at Empire Energy                   1,926
    Corporate overhead consolidation                                      1,007
                                                                    ------------
                                                                         $4,434
                                                                    ============

(I) Reflects the decrease in depreciation and amortization expense primarily due to depreciating tanks over a 40 year useful life customary with industry practice, offset by additional depreciation and amortization expense due to the increase in property and intangibles that result from applying the purchase method of accounting to the Acquisition.

(J) Reflects the following adjustment to interest expense from the Acquisition (in thousands):
                                                                     Six Months
                                                                       Ended
                                                                    Jun 30, 1996
                                                                    ------------
    Historical interest expense:
       NPS Consolidated                                                  $7,809
       Empire Energy                                                      1,317
                                                                    ------------
                                                                         $9,126
                                                                    ============
    Pro forma interest expense:
    Acquisition financing:
       Interest on assumption of $94,346 existing Empire Energy
         debt, at an average rate of 8.4%                                $3,963
       Interest expense attributable to $23,000 borrowed to
         finance the Acquisition at an average rate 7.0%                    805
       Debt expense amortization based on $4,300 debt
         issuance costs amortized over 10 years                             215
    Other:
       Historical interest expense - NPS Consolidated                     7,809
                                                                    ------------
                                                                        $12,792
                                                                    ============
    Pro forma interest expense adjustment                                $3,666
                                                                    ============

(K) Reflects the provision for income taxes for all pro forma adjustments at federal and state statutory rates, less $700,000 Empire Energy accrual on June 30, 1996 for prior year tax audits.

(L) Represents various purchase accounting adjustments, reflecting the purchase by Empire Energy management of Empire Energy and the related issuance of new debt and the repayment of outstanding debt in connection with such purchase, and the subsequent Acquisition and the assumption and issuance of long-term debt to finance the Acquisition. The following is a detailed allocation of the purchase price and sources of funds related to the Acquisition (in thousands):


    Purchase price                                                     $117,000
    Debt, acquisition, and transition costs                               5,000
                                                                    ------------
       Total                                                           $122,000
                                                                    ============

    Allocation of purchase price:
       Cash                                                              $2,864
       Trade receivables                                                  5,724
       Receivables related to acquisition                                 7,978
       Inventories                                                        6,702
       Prepaid expenses and other                                           560
       Deferred income tax benefit                                          996
       Property, plant, and equipment                                   109,114
       Goodwill and other intangibles                                    30,367
       Debt acquisition costs                                             4,300
       Other assets                                                         229
       Current portion of long-term debt                                   (179)
       Accounts payable                                                  (3,368)
       Accrued expenses                                                  (2,739)
       Other liabilities                                                 (2,424)
       Deferred income taxes                                            (27,957)
       Other purchase related liabilities                               (10,000)
       Long-term debt                                                      (167)
                                                                    ------------
                                                                       $122,000
                                                                    ============
    Sources of funds, net:
       Assumption of existing debt                                      $94,000
       Draw on acquisition line of credit                                23,000
       Draw on working capital line of credit payable to NPS              5,000
                                                                    ------------
                                                                       $122,000
                                                                    ============

    The Company is exploring a variety of alternative ownership structures for its propane operations, including formation of a Master Limited Partnership among others. While the final ownership structure is not yet determined, the Company fully expects that a substantial portion of the debt incurred to purchase Synergy and Empire Energy will be repaid and that interest expense will be significantly reduced.

(M) Reflects the elimination of accounts receivable and claims by Empire Energy arising in connection with the Empire Energy acquisition of certain assets of Synergy Group Incorporated in August, 1995.

                                SIGNATURES

Pursuant to the requirements of the securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                NORTHWESTERN PUBLIC SERVICE COMPANY

                                By:  /s/ Rogene A. Thaden
                                -----------------------------------
                                Rogene A. Thaden
                                Treasurer


                                By:  /s/ Alan D. Dietrich
                                -----------------------------------
                                Alan A. Dietrich
                                Vice President - Corporate Services
                                  & Corporate Secretary


Date:  November 8, 1996